Exhibit 10.44

THIRD AMENDMENT TO SECURED CREDIT AGREEMENT

THIRD AMENDMENT TO SECURED CREDIT AGREEMENT dated as of November 30, 2021 (this “Amendment”), between AiPharma Global Holdings LLC, a Delaware limited liability company (“DE Topco”), AIPHARMA HOLDINGS LIMITED, a company formed under the laws of the British Virgin Islands (“BVI Holdco”) and AIPHARMA ASIA LIMITED, a company formed under the laws of Hong Kong (“HK Opco” and together with DE Topco and BVI Holdco, individually and collectively, the “Borrower”) and Aditxt, Inc., a Delaware corporation (the “Lender”).

RECITALS

A. Lender made a loan to Borrower pursuant to a Secured Credit Agreement, dated as of August 27, 2021 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Lender and Borrower desire to amend the Credit Agreement on the terms set forth herein.

In consideration of the mutual covenants and agreements herein contained and contained in the Transaction Agreement, the parties hereto agree as follows:

1.	Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment) without definition shall have the respective meanings assigned thereto in the Credit Agreement, or if not defined therein, as defined in the Transaction Agreement.

2.	Amended Defined Terms. The following defined terms, as set forth in Section 1.01 of the Credit Agreement, are hereby amended and restated in their entirety to read as follows:

“Borrowing Capacity” means $8,000,000.

“Maturity Date” means December 10, 2021.

3.	Credit Extensions. Section 2.05 of the Credit Agreement is hereby amended to read in full as follows:

SECTION 2.05 [Intentionally Omitted]

4.	Miscellaneous Provisions. The provisions of Article VIII of the Credit Agreement are incorporated herein by this reference mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AIPHARMA GLOBAL HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Alessandro Gadotti
	Name:	Alessandro Gadotti
	Title:	CEO

AIPHARMA HOLDINGS LIMITED,
a company formed under the laws of the British Virgin Islands

By:	/s/ Alessandro Gadotti
	Name:	Alessandro Gadotti
	Title:	CEO

AIPHARMA ASIA LIMITED,
a company formed under the laws of Hong Kong

By:	/s/ Alessandro Gadotti
	Name:	Alessandro Gadotti
	Title:	Legal representative / CEO

ADITXT, INC., a Delaware corporation

By:	/s/ Amro Albanna
	Name:	Amro Albanna
Title:

Borrowing Request